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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of report (Date of earliest event reported)         April 14, 1997
                                                 -------------------------------

                           RENTAL SERVICE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                   000-21237                    33-0569350
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


 14505 North Hayden Road, Suite 322, Scottsdale, Arizona               85260
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       (Address of Principal Executive Offices)                      (Zip Code)

                                 (602) 905-3300
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              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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THE CURRENT REPORT ON FORM 8-K OF RENTAL SERVICE CORPORATION DATED APRIL 14,
1997 IS HEREBY AMENDED TO INCLUDE THE ADDITION OF THE FOLLOWING INFORMATION:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

        The audited combined financial statements of Industrial Air Tool as of and for the years ended March 31, 1997 and 1996 were filed as pages F-42 through F-51 of the Company's Registration Statement on Form S-1 (Registration No. 333-26753), and are incorporated herein by reference.

     (b) Pro Forma Financial Information

        The unaudited pro forma consolidated financial information of Rental Service Corporation, including the acquisition of Industrial Air Tool, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     (c) Exhibits


         EXHIBIT NUMBER                      DESCRIPTION
         --------------      -----------------------------------------------
             23.1            Consent of Ernst & Young LLP.

             99.1 Rental Service Corporation Unaudited Pro Forma Consolidated Financial Information.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RENTAL SERVICE CORPORATION



Date: June 4, 1997                         By: /s/ Robert M. Wilson
                                               --------------------
                                               Robert M. Wilson
                                               Senior Vice President
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


     EXHIBIT NUMBER                      DESCRIPTION
     --------------     ----------------------------------------------

          23.1          Consent of Ernst & Young LLP.

          99.1 Rental Service Corporation Unaudited Pro Forma Consolidated Financial Information.




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